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                                                          OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 24, 2005

                        CIT Equipment Collateral 2005-EF1
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             (Exact name of registrant as specified in its charter)

         Delaware                      333-122288-02              43-6926272
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(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)

          c/o The Bank of New York
             101 Barclay Street
           New York, New York                                     10286
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 495-1784

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         (Former name or former address, if changed since last report.)



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                of information contained in this form are not required
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Item 8.01 Other Events.

         CIT Funding Company, LLC (the "Depositor") has registered $4,293,500,000 in receivable backed-notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (File No. 333-122288) (as so amended, the "Registration Statement").

         On August 24, 2005 (the "Closing Date"), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"), the Depositor caused CIT Equipment Collateral 2005-EF1 (the "Registrant") to issue $152,000,000 in aggregate principal amount of 3.852% Receivable-Backed Class A-1 Notes, $113,000,000 in aggregate principal amount of 4.30% Receivable-Backed Class A-2 Notes, $189,000,000 in aggregate principal amount of 4.42% Receivable-Backed Class A-3 Notes, $82,100,000 in aggregate principal amount of Floating Rate Receivable-Backed Class A-4 Notes, $12,382,000 in aggregate principal amount of 4.71% Receivable-Backed Class B Notes, $20,050,000 in aggregate principal amount of 4.78% Receivable-Backed Class C Notes, and $21,228,735 in aggregate principal amount of 5.10% Receivable-Backed Class D Notes (the "Notes").

         This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance and the sale of the Notes.

         The Notes represent obligations of the Registrant. The Registrant was created pursuant to a Trust Agreement, dated July 1, 2005, attached hereto as
Exhibit 4.2.

         The Notes were issued pursuant to an Indenture, attached hereto as
Exhibit 4.1, dated July 1, 2005, among the Registrant and JPMorgan Chase Bank, National Association, as indenture trustee.

         The primary assets of the Registrant are a pool of contracts, including certain equipment leases and financing agreements (the "Contracts"), a security interest in the underlying contracts and other property relating to the Contracts, which were transferred to the Registrant on the Closing Date pursuant to the Pooling and Servicing Agreement.

         As of the Closing Date, the Contracts had the characteristics described in the Prospectus dated August 16, 2005, the Preliminary Prospectus Supplement previously filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(3) of the Act on August 16, 2005, and the Prospectus Supplement dated August 17, 2005 previously filed with the Commission on August 22, 2005 pursuant to Rule 424(b)(5) of the Act.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.







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
Exhibit No.       Description
----------        -----------
  1.1             Underwriting Agreement, dated August 17, 2005, among CIT
                  Funding Company, LLC, CIT Financial USA, Inc., and Banc of
                  America Securities LLC and Barclays Capital Inc., as
                  representatives of the several underwriters.

  4.1             Indenture, dated July 1, 2005, among CIT Equipment Collateral
                  2005-EF1 and JPMorgan Chase Bank, National Association, as
                  Indenture Trustee.

  4.2 Amended and Restated Trust Agreement, dated July 1, 2005, among CIT Funding Company, LLC, as Depositor, The Bank of New
                  York, as Owner Trustee, and The Bank of New York (Delaware), as Delaware Trustee.

  4.3             Pooling and Servicing Agreement, dated July 1, 2005, among CIT
                  Equipment Collateral 2005-EF1, as Trust, CIT Funding Company,
                  LLC, as Depositor, CIT Financial USA, Inc., and The CIT
                  Group/Equipment Financing, Inc., as Servicer.

  10.1            Administration Agreement, dated July 1, 2005, among CIT
                  Equipment Collateral 2005-EF1, as Issuer, The CIT
                  Group/Equipment Financing, Inc., as Administrator, CIT Funding
                  Company, LLC, as Depositor, and JPMorgan Chase Bank, National
                  Association, as Indenture Trustee.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIT Equipment Collateral 2005-EF1
                                        ---------------------------------
                                                                 (Registrant)

Date: September 9, 2005                 By: The CIT Group/Equipment
                                            Financing, Inc., as Administrator

                                        By: /s/ Usama Ashraf
                                            ----------------
                                        (Signature)

                                        Name: Usama Ashraf
                                        Title: Vice President